CMO Desk             Deal Summary Report            WAMU03-S2G2BBG 15 year 5.0's

Date:03/19/2003 18:55:49    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 3/31/2003     WHOLE 15 year Pricing Speed: 300 PSA
First Pay: 4/25/2003        WAC:5.62 WAM:178.00

Tranche                            Payment   Aver.        Tx/   Spread         Price
 Name    Balance        Coupon     Window    Life   Dur  Index  Margin  Yield    %          Description        Cap  Mult  Bal %
-------------------------------------------------------------------------------------------------------------------------------
IO        9,775,000.00  5.00000  4/03- 1/18  4.38        0.00                                                              4.89
A1       97,750,000.00  5.00000  4/03- 1/18  4.38        0.00                                                             48.88
A4       97,750,000.00  4.50000  4/03- 1/18  4.38        0.00                                                             48.88
Sub       4,500,000.00  5.00000  4/03- 1/18  7.30        0.00                         "Sub. Bond, 2.25 percen              2.25
-------------------------------------------------------------------------------------------------------------------------------
Tot: 4     200,000,000  4.75563              4.44

Collateral

Type Bal(MM)    Coup    Prepay    WAM   Age   AcrInt(M)   WAC
WHOLE 200.000   5.000   PSA 300   178    2    833.333     5.620

# 1   200.000  5.0000           178.0  2.0    833.333

Yield Curve                                                              Indices

Yr     1.93    4.89    9.64   28.64                                      1ML
Yld   2.889   4.098   4.000   5.459                                      1.860

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk             Deal Summary Report            WAMU03-S2G4BBG 15 year 5.0's

Date:03/19/2003 18:51:51    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 3/31/2003     WHOLE 15 year Pricing Speed: 300 PSA
First Pay: 4/25/2003        WAC:5.62 WAM:178.00

Tranche                             Payment   Aver.        Tx/   Spread         Price
 Name    Balance         Coupon     Window    Life   Dur  Index  Margin  Yield    %         Description        Cap  Mult  Bal %
-------------------------------------------------------------------------------------------------------------------------------
A2       171,521,000.00  5.00000  4/03- 7/11   3.50       0.00                                                            85.76
A3        23,979,000.00  5.00000  7/11- 1/18  10.67       0.00                                                            11.99
Sub        4,500,000.00  5.00000  4/03- 1/18   7.30       0.00                         "Sub. Bond, 2.25 percen             2.25
-------------------------------------------------------------------------------------------------------------------------------
Tot: 3      200,000,000  5.00000               4.44

Collateral

Type Bal(MM)    Coup    Prepay    WAM   Age   AcrInt(M)   WAC
WHOLE 200.000   5.000   PSA 300   178    2    833.333     5.620

# 1   200.000  5.0000           178.0  2.0    833.333

Yield Curve                                                              Indices

Yr     1.93    4.89    9.64   28.64                                      1ML
Yld   2.889   4.098   4.000   5.459                                      1.860

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk             Deal Summary Report            WAMU03-S2G2BBG 15 year 5.0's

Date:03/20/2003 10:41:50    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 3/31/2003     WHOLE 15 year Pricing Speed: 300 PSA
First Pay: 4/25/2003        WAC:5.62 WAM:178.00

Tranche                            Payment   Aver.        Tx/   Spread         Price
 Name    Balance        Coupon     Window    Life   Dur  Index  Margin  Yield    %          Description        Cap  Mult  Bal %
-------------------------------------------------------------------------------------------------------------------------------
A5        4,887,500.00  5.00000  4/03- 1/18  4.38        0.00                                                              2.44
A1       48,875,000.00  5.00000  4/03- 1/18  4.38        0.00                                                             24.44
A2       48,875,000.00  4.75000  4/03- 1/18  4.38        0.00                                                             24.44
A4       48,875,000.00  5.25000  4/03- 1/18  4.38        0.00                                                             24.44
A3       48,875,000.00  4.50000  4/03- 1/18  4.38        0.00                                                             24.44
Sub       4,500,000.00  5.00000  4/03- 1/18  7.30        0.00                         "Sub. Bond, 2.25 percen              2.25
-------------------------------------------------------------------------------------------------------------------------------
Tot: 6     200,000,000  4.87781              4.44

Collateral

Type Bal(MM)    Coup    Prepay    WAM   Age   AcrInt(M)   WAC
WHOLE 200.000   5.000   PSA 300   178    2    833.333     5.620

# 1   200.000  5.0000           178.0  2.0    833.333

Yield Curve                                                              Indices

Yr     1.93    4.89    9.64   28.64                                      1ML
Yld   2.889   4.098   4.000   5.459                                      1.860

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.